Exhibit 99.1

NEWS RELEASE

Dawson Geophysical Company

508 West Wall, Suite 800

Midland, TX 79701

DAWSON GEOPHYSICAL AND TGC INDUSTRIES
ANNOUNCE EXTENSION OF DATE TO

HOLD SPECIAL MEETINGS OF SHAREHOLDERS

AND ESTABLISH RECORD DATE OF AUGUST 29, 2011

FOR SPECIAL MEETINGS

MIDLAND, Texas, August 23, 2011/PR Newswire/ — Dawson Geophysical Company (Dawson) (NASDAQ: DWSN) and TGC Industries, Inc. (TGC) (NASDAQ: TGE) today announced that they have entered into an amendment to the merger agreement relating to the previously announced proposed merger whereby, upon both parties obtaining shareholder and other approvals, Dawson will acquire TGC in a tax-free stock-for-stock transaction.  The amendment extends the termination date of the merger agreement from August 31, 2011 to the business day immediately following the later of the date of (1) Dawson’s special meeting of shareholders and (2) TGC’s special meeting of shareholders so long as the meeting date is not after October 28, 2011.  If the meeting date would be after October 28, 2011, the merger agreement may be terminated without a shareholder vote occurring.  The amendment also requires that (1) each of Dawson and TGC initiate the mailing of a joint proxy statement/prospectus to its shareholders within three business days after the registration statement on Form S-4 is declared effective by the Securities and Exchange Commission and (2) the special meeting of shareholders of each of Dawson and TGC be called, convened and held on the 21st business day after the date that the mailing of the joint proxy statement/prospectus is initiated to shareholders so long as the joint proxy statement/prospectus is mailed by September 28, 2011.  Accordingly, and for illustrative purposes only, if the joint proxy statement/prospectus were to be declared effective by the SEC on August 26th, the mailing of the joint proxy statement/prospectus would be initiated no later than August 31st, the companies’ respective shareholder meetings would be held on September 30th and the termination date would be on October 1st.  However, if the joint proxy statement/prospectus is not mailed by September 28, 2011, then either Dawson or TGC may terminate the merger agreement without a shareholder vote occurring.

Dawson and TGC also today announced they have each established August 29, 2011 as the record date for their respective special meeting of shareholders in connection with the proposed merger.  If the merger receives shareholder and other requisite approvals, TGC shareholders will receive 0.188 shares of Dawson common stock for each share of TGC common stock owned, and the combined company will retain the Dawson name and trading symbol.

Subject to the terms of the amendment to the merger agreement, each of Dawson’s and TGC’s shareholders of record at the close of business on August 29, 2011 will be entitled to notice of their respective special meeting and to vote at their respective special meeting of shareholders.  At the Dawson special meeting, Dawson shareholders will consider and vote on a proposal to approve the issuance of shares of Dawson common stock to TGC shareholders.  At the TGC special meeting, TGC shareholders will consider and vote on a proposal to approve the merger agreement.

About Dawson

Dawson Geophysical Company is the leading provider of U.S. onshore seismic data acquisition services as measured by the number of active data acquisition crews. Founded in 1952, Dawson acquires and processes 2-D, 3-D and multi-component seismic data solely for its clients, ranging from major oil and gas companies to independent oil and gas operators as well as providers of multi-client data libraries.

About TGC Industries

TGC Industries, Inc., based in Plano, Texas, is a provider of seismic data acquisition services with operations throughout the continental United States and Canada.  TGC has branch offices in Houston, Midland, Oklahoma City and Calgary.

Cautionary Statement Regarding Forward-Looking Statements

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, Dawson and TGC caution that statements in this press release which are forward-looking and which provide other than historical information involve risks and uncertainties that may materially affect Dawson’s or TGC’s actual results of operations. These risks include but are not limited to the volatility of oil and natural gas prices, dependence upon energy industry spending, disruptions in the global economy, industry competition, delays, reductions or cancellations of service contracts, high fixed costs of operations, external factors affecting Dawson’s or TGC’s crews such as weather interruptions and inability to obtain land access rights of way, whether either company enters into turnkey or term contracts, crew productivity, limited number of customers, credit risk related to Dawson’s or TGC’s customers, the availability of capital resources, operational disruptions, the ability to obtain all necessary approvals for the merger and the possibility that the shareholder meetings may not be held pursuant to the terms of the amendment to the merger agreement.  A discussion of these and other factors, including risks and uncertainties with respect to Dawson is set forth in Dawson’s Form 10-K for the fiscal year ended September 30, 2010 and Dawson’s Form 10-Qs for the three months ended March 31, and June 30, 2011 and with respect to TGC, is set forth in TGC’s Form 10-K for the fiscal year ended December 31, 2010 and TGC’s Form 10-Qs for the three months ended March 31, and June 30, 2011.  Dawson and TGC disclaim any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information For Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Subject to the terms of the amendment to the merger agreement between Dawson and TGC, the transactions contemplated by the merger agreement, including the proposed merger and the proposed issuance of Dawson common stock in the merger, will, as applicable, be submitted to the shareholders of Dawson and TGC for their consideration.  Dawson filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that included a joint proxy statement of Dawson and TGC that also constitutes a prospectus of Dawson.  After the registration statement has been declared effective and subject to the terms of the amendment to the merger agreement, Dawson and TGC will mail the joint proxy statement/prospectus to their respective shareholders.  Dawson and TGC also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DAWSON AND TGC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and shareholders may currently obtain free copies of the joint proxy statement/prospectus filed on June 10, 2011 and amended on July 20, 2011 and August 8, 2011, and will be able to obtain free copies of any further amendments to the joint proxy statement/prospectus as well as other documents containing important information about Dawson and TGC filed with the SEC, through the website maintained by the SEC at www.sec.gov.  Dawson and TGC make available free of charge at www.dawson3d.com and www.tgcseismic.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC, or investors and shareholders may contact Dawson at (432) 684-3000 or TGC at (972) 881-1099 to receive copies of documents that each company files with or furnishes to the SEC.

Participants in the Proxy Solicitation

Dawson, TGC, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Dawson and TGC in connection with the proposed transactions. Information about the directors and officers of Dawson is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on December 7, 2010. Information about the directors and officers of TGC is set forth in its Amendment No. 1 to Annual Report on Form 10-K/A, which was filed with the SEC on April 15, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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Company Contact	Company Contact
Dawson Geophysical Company	TGC Industries, Inc.
Stephen C. Jumper, President & CEO	Wayne Whitener, President & CEO
Christina W. Hagan, CFO	(972) 881-1099

(800) 332-9766
www.dawson3d.com

Company Contact	Company Contact
EnerCom, Inc.	DRG&L
Anthony D. Andora, Managing Director	Jack Lascar
(303) 296-8834	(713) 529-6600